Exhibit 99.2

NEWS RELEASE

CONTACTS:	Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

Watson Announces New Name – Actavis – for Global Operations

– Implementing Name Change in 2013 –

– Redesigned Logo Captures Power of Global Combination –

–Global Registration of Actavis in Place –

PARSIPPANY, N.J. – October 31, 2012 – Watson Pharmaceuticals, Inc. (NYSE: WPI) today announced that it will adopt a new global name – Actavis – effective in 2013. The Company said it will initiate a multi-year rebranding campaign for its facilities, operations and commercial presence, and will transition to trading under a new symbol on the New York Stock Exchange in 2013.

“When we announced the proposed acquisition of Actavis in April 2012, we immediately instituted an extensive and accelerated review of our global brand position and naming equities,” said Paul Bisaro, President and CEO of Watson. “A pioneer at the dawn of the U.S. generic industry in 1984, the Watson corporate name was never registered globally. As we initiated our global expansion strategy in 2009, it became clear that we could not establish a single, unified market presence under the Watson brand.”

“With our expansion into more than 60 commercial markets around the world, we recognized the many benefits of uniting our Company under one name to all stakeholders – customers, consumers, payers, institutions and shareholders and potential shareholders. We initiated an extensive review of the name equities within our portfolio, as well as assessing the potential of more than 2,000 potential new names. As this process progressed, it became clear that one of the many assets within the Actavis acquisition was a single name, trademarked and protected around the world. It evokes powerful words: action, vision and strength, time-honored attributes of both Watson and Actavis. Adopting the Actavis name on a global basis, for our generics, brands and biosimilars businesses, was a logical and cost-effective solution.”

Watson has also implemented a distinctive redesign of the Actavis name, which reflects the history of both Watson and Actavis. The new icon in the logo, designed by the leading global identity firm Lippincott, speaks to the Company’s fast-evolving business, as well as its dynamic culture. A close look reveals a “W” shape emerging from a shaded “A”, a subtle historical reference to the Watson heritage and acquisition of Actavis.

The color stands out in the universe of pharmaceutical industry competitors and reflects growth — a fundamental foundation for the Company and its future — and a commitment to be an environmentally responsible company. The result is a new, powerful and accessible visualization that celebrates the Company’s emergence as a global pharmaceutical leader, and visually defines its focus on growth and success in the future.

Watson intends to officially roll-out this identity in 2013. Until that time, the Company will continue to trade on the New York Stock Exchange under its present symbol – WPI.

Additional resources are available at www.multivu.com/mnr/58370-watson-pharmaceuticals-acquires-actavis-group.

About Watson Pharmaceuticals, Inc.

Watson Pharmaceuticals, Inc. (NYSE: WPI) is a global, integrated specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. The Company has global and U.S. headquarters in Parsippany, New Jersey, USA, and international headquarters in Zug, Switzerland.

Watson is the world’s third-largest generics manufacturer, with more than 750 products marketed globally through operations in more than 60 countries. Watson’s global branded pharmaceutical business develops and markets products principally in Urology and Women’s Health, and is committed to developing and marketing biosimilars products in Women’s Health, Oncology and other therapeutic categories. In addition, Watson is the fourth-largest U.S. generic pharmaceutical product distributor through its Anda, Inc. business, and also develops and out-licenses generic pharmaceutical products outside of the U.S. through its Medis third-party business. Watson has announced that it will adopt a new global name – Actavis – effective in 2013.

About LIPPINCOTT

Lippincott is a leading brand strategy and design firm with a 70-year heritage crafting authentic stories, memorable experiences and winning strategies for the world’s most iconic brands. Its expertise spans all aspects of brand building including strategy, identity design, environmental branding, customer experience management and brand activation. The firm uniquely combines business-based strategic thinking and creative excellence to solve complex challenges facing corporations today as they shape their brands for the future. Recent clients include 3M, Delta Air Lines, Hyatt, Infiniti, Samsung, Starbucks and Walmart. Lippincott is part of Oliver Wyman, a global professional services organization owned by Marsh & McLennan Companies.

Forward-Looking Statement

Statements contained in this press release that refer to Watson’s estimated or anticipated future results or other non-historical facts are forward-looking statements that reflect Watson’s current perspective of existing trends and information as of the date of this release. For instance, any statements in this press release concerning prospects related to Watson’s strategic initiatives, product introductions and anticipated financial performance are forward-looking statements. It is important to note that Watson’s goals and expectations are not predictions of actual performance. Watson’s performance, at times, will differ from its goals and expectations. Actual results may differ materially from Watson’s current expectations depending upon a number of factors affecting Watson’s business. These factors include, among others, the inherent uncertainty associated with financial projections; successful integration of the Actavis acquisition and the ability to recognize the anticipated synergies and benefits of the Actavis acquisition; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render Watson liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for Watson’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Watson’s facilities, products and/or businesses; changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation; and such other risks and uncertainties detailed in Watson’s periodic public filings with the Securities and Exchange Commission, including but not limited to Watson’s Annual Report on Form 10-K for the year ended December 31, 2011 and Watson’s Quarterly Report on Form 10-Q for the period June 30, 2012. Except as expressly required by law, Watson disclaims any intent or obligation to update these forward-looking statements.